UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Aspen Aerogels, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! ASPEN AEROGELS, INC. 2023 Annual Meeting Vote by May 31, 2023 11:59 PM ET For holders as of April 4, 2023 11:59 PM ET ASPEN AEROGELS, INC. 30 FORBES ROAD, BUILDING B NORTHBOROUGH, MA 01532 V09411-P90306 You invested in ASPEN AEROGELS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of the Proxy Materials (Combined Document) for the virtual stockholder meeting to be held on June 1, 2023. Get informed before you vote View the 2022 Annual Report & 2023 Proxy Statement (Combined Document) online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 1, 2023 9:00 AM EDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/ASPN2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming virtual stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Steven R. Mitchell For 02) Donald R. Young 2. Approval of an amendment to Aspen Aerogels, Inc.’s Restated Certificate of Incorporation to reflect new Delaware law For provisions regarding officer exculpation. 3. Approval of an amendment to Aspen Aerogels, Inc.’s Restated Certificate of Incorporation to increase the number of For shares of common stock authorized for issuance from 125,000,000 to 250,000,000. 4. Approval of the Aspen Aerogels 2023 Equity Incentive Plan. For 5. The ratification of the appointment of KPMG LLP as Aspen Aerogels, Inc.’s independent registered public accounting For firm for the fiscal year ending December 31, 2023. 6. Approval of the compensation of Aspen Aerogels, Inc.’s named executive officers, as disclosed in its Proxy Statement For for the 2023 Annual Meeting. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V09412-P90306